SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
SUBSEQUENT EVENT
SUBSEQUENT EVENT

Venezuela
Citi uses the U.S. dollar as the functional currency for its operations in Venezuela. On February 17, 2016, the Venezuelan government announced changes to its foreign exchange controls. Based on this announcement, Citi expects to begin using the SIMADI rate in the first quarter of 2016 to remeasure its net bolivar-denominated monetary assets, despite the possibly limited availability of U.S. dollars (notwithstanding the fact that it has been described as a free floating rate) and although the new SIMADI rate may not necessarily be reflective of economic reality. Re-measurement of Citi’s bolivar-denominated assets and liabilities due to changes in the exchange rate is recorded in earnings. At the expected minimum new SIMADI rate of 202 bolivars per U.S. dollar, Citi estimates that it will incur an approximate $172 million foreign currency loss in the first quarter of 2016, which could increase if the bolivar continues to devalue in the new SIMADI market. Additionally, Citi expects its revenues and expenses will be translated at the SIMADI rate beginning in the first quarter of 2016. Because the new foreign exchange control rules have not yet been officially published and are thus not yet effective, however, the impact to Citi’s results of operations as a result of the February 17th announcement is not yet certain.